SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2018

DETERMINE, INC.

(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29637 (Commission File No.)	77-0432030 (IRS Employee Identification No.)

615 West Carmel Drive, Suite 100

Carmel, Indiana 46032

(Address of Principal Executive Offices)

(650) 532-1500
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment of Business Financing Agreement

On June 14, 2018, Determine, Inc. (the “Company”) and its wholly owned subsidiary, Determine Sourcing Inc. entered into Amendment Number Eleven to the Amended and Restated Business Financing Agreement (the “Amendment”) with Western Alliance Bank, as successor in interest to Bridge Bank, N.A. (“Western Alliance Bank”). The Amendment, among other things, extends the maturity date of the Company’s existing credit facility with Western Alliance Bank (the “Credit Facility”) to July 31, 2019.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the Amendment included in Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Amendment of Limited Guaranty

In connection with the Amendment to the Credit Facility, on June 14, 2018, MILFAM II, L.P. (“MILFAM”), an affiliate of the estate of Lloyd I. Miller, III (“Mr. Miller”), the Company’s largest stockholder, entered into a Third Amended and Restated Limited Guaranty (the “Amended Guaranty”) with Western Alliance Bank. The Amended Guaranty (i) extends the term of the Second Amended and Restated Limited Guaranty entered into by MILFAM with Western Alliance Bank on June 1, 2017 (which was filed as an exhibit to our Current Report on Form 8-K filed on June 6, 2017) to August 10, 2019, and (ii) terminates the Second Amended and Restated Limited Guaranty entered into by the estate of Mr. Miller with Western Alliance Bank on June 1, 2017. The Amended Guaranty also provides that if the maturity date of the Credit Facility is subsequently amended, the term of the Amended Guaranty would automatically extend to a date ten (10) days following the extended maturity date under the Credit Facility, but no later than July 30, 2020.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the Third Amended and Restated Limited Guaranty filed as Exhibit 10.2 to this Current Report on Form 8-K, which are incorporated by reference herein.

Guaranty Fee Agreement

In connection with the Amended Guaranty, on June 14, 2018, the Company entered into a Guaranty Fee Agreement (the “Fee Agreement”) with MILFAM, pursuant to which the Company agrees to pay MILFAM a commitment fee of $108,000 and a monthly fee that shall accrue each calendar month during the term of the Amended Guaranty equal to ten percent of the commitment fee divided by twelve. The commitment fee and the accrued monthly fee shall be payable in cash by the Company upon the termination or expiration of the Amended Guaranty.

Additionally, in connection with the Amended Guaranty, on June 14, 2018, the Company entered into an Amendment to Guaranty Fee Agreement (the “Fee Agreement Amendment”) with MILFAM, Mr. Miller’s estate and Alimco Financial Corporation, an affiliate of Mr. Miller’s estate (collectively, the “Guarantors”). The Fee Agreement Amendment, among other things, amends the Guaranty Fee Agreement, dated as of June 1, 2017 (the “June 2017 Fee Agreement”), among the Company and the Guarantors, to eliminate the payment of certain shares of Company common stock in connection with any extension of the guarantees provided by the Guarantors under the June 2017 Fee Agreement and replaces such payment with a cash commitment fee of $168,750 plus a monthly fee equal to ten percent of such commitment fee divided by twelve. The commitment fee and the accrued monthly fee shall be payable in cash by the Company upon the termination or expiration of the Amended Guaranty.

The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the Fee Agreement filed as Exhibit 10.3 and the Fee Agreement Amendment filed as Exhibit 10.4 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment Number Eleven to Amended and Restated Business Financing Agreement, dated as of June 14, 2018.

10.2	Third Amended and Restated Limited Guaranty, dated June 14, 2018, between Western Alliance Bank and MILFAM II, L.P.

10.3	Guaranty Fee Agreement, dated June 14, 2018.

10.4	Amendment to Guaranty Fee Agreement, dated June 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2018

DETERMINE, INC.

By:	/s/ John K. Nolan
Name:	John K. Nolan
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment Number Eleven to Amended and Restated Business Financing Agreement, dated as of June 14, 2018.

10.2	Third Amended and Restated Limited Guaranty, dated June 14, 2018, between Western Alliance Bank and MILFAM II, L.P.

10.3	Guaranty Fee Agreement, dated June 14, 2018.

10.4	Amendment to Guaranty Fee Agreement, dated June 14, 2018.